Rule 497(e)

Registration Nos. 333-146827 and 811-22135

Innovator ETFs Trust

(the “Trust”)

Innovator IBD® 50 ETF
Innovator IBD® ETF Leaders ETF

(the “Funds”)

Supplement To the Fund’s Prospectus and Statement of Additional Information
Dated March 1, 2018

Dated June 21, 2018

On June 20, 2018, at a special meeting of the Board of Directors of the Trust (the “Board”), the Board approved a Fund CCO and AMLO Agreement between Foreside Fund Officer Services, LLC (“Foreside Officer Services”) and the Trust under which Foreside Officer Services will perform certain compliance services for the Funds, including providing a chief compliance officer (“CCO”). Foreside Officer Services will replace Michael Wiederholt who provided similar compliance services as CCO to the Funds. Pursuant to the agreement, the Funds and Foreside Officer Services have designated James Nash as the CCO to the Funds. Effectively immediately, James Nash will replace Michael Wiederholt as each Fund’s CCO and all references to Michael Wiederholt are removed in their entirety.

Accordingly, the following revisions are made to the Statement of Additional Information:

1.	The final row of the table in the section entitled “Management of the Trust” is deleted and replaced in its entirety with the following:

Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the Innovator Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years

James Nash(2) c/o Innovator ETFs Trust II 10 High Street, Suite 302 Boston, MA 02110 Y.O.B.: 1981	Chief Compliance Officer and Anti-Money Laundering Officer	• Indefinite term • Since 2018

Foreside Fund Officer Services, LLC, 2016 – present, Fund Chief Compliance Officer; JPMorgan Chase & Co., 2014 – 2016, Senior Associate, Regulatory Administration Advisor; Linedata Services, 2011 – 2014, Product Analyst

				N/A	N/A

(2)	Mr. Nash is an employee of Foreside Fund Officer Services, LLC, a wholly-owned subsidiary of the Fund’s principal underwriter.

2.	The following is added as the final paragraph of the sub-section entitled “Management of the Trust – Risk Oversight”:

James Nash of Foreside Fund Officer Services, LLC (“Foreside Officer Services”) serves as CCO and Anti-Money Laundering Officer of the Trust. In a joint effort between the Trust and Foreside Officer Services to ensure the Trust complies with Rule 38a-1 under the 1940 Act, Foreside Officer Services has agreed to render services to the Trust by entering into a Fund CCO and AMLO Agreement (the “CCO Services Agreement”) with the Trust. Pursuant to the CCO Services Agreement, Foreside Officer Services designates, subject to the Trust’s approval, one of its own employees to serve as CCO of the Trust within the meaning of Rule 38a-1. Mr. Nash currently serves in such capacity under the terms of the CCO Services Agreement.

Please Keep This Supplement With Your Prospectus
and Statement of Additional Information For Future Reference

[ON CHAPMAN AND CUTLER LLP LETTERHEAD]

June 21, 2018

Securities and Exchange Commission

100 F Street N.E.

Washington, D.C. 20549

Re:	Innovator ETFs Trust
(File Nos. 333-146827 and 811-22135)

Ladies and Gentlemen:

On behalf of Innovator ETFs Trust (the “Trust”), pursuant to the requirements of Rule 497 of the General Rules and Regulations of the Securities Act of 1933, as amended, we are submitting one copy of a supplement, in the form of a sticker, to the prospectus and statement of additional information of Innovator IBD® 50 ETF and Innovator IBD® ETF Leaders ETF, each a series of the Trust.

If you have questions or comments, please telephone the undersigned at (312) 845- 3484.

Very truly yours, Chapman and Cutler llp

By:	/s/ Morrison C. Warren
Morrison C. Warren

Enclosures